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Exhibit 10.1

                            90 DAY LOCK-UP AGREEMENT


                                                                 August 21, 1997



INTERMET CORPORATION

DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
PRUDENTIAL SECURITIES CORPORATION
INTERSTATE/JOHNSON LANE CORPORATION
     As Representatives of the
     Several Underwriters
     c/o Donaldson, Lufkin & Jenrette
     Securities Corporation
277 Park Avenue
New York, New York 10172

Dear Sirs:

     The undersigned understands that Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated and Interstate/Johnson Lane Corporation (the "Representatives") of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement with Intermet Corporation (the "Company") and certain stockholders of the Company (the "Selling Stockholders"), providing for the public offering by the Underwriters, including the Representatives, of common stock, $0.10 par value per share (the "Common Stock") of the Company (the "Public Offering").

     In consideration of the Underwriters' agreement to purchase and undertake the Public Offering of the Company's Common Stock and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned agrees not to, directly or indirectly, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for such Common Stock or, in any manner, transfer all or a portion of the Common Stock, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation, for a period of 90 days after the commencement of the Public Offering, except (i) to the Underwriters pursuant to the Underwriting Agreement, (ii) shares of Common Stock disposed of as bona fide gifts, and
(iii) shares of Common Stock transferred pursuant to will, the laws of descent and distribution, or to decree of divorce; provided, however, that any shares of Common Stock transferred pursuant to items (ii) and (iii) of this letter shall be subject to the same 90-day restriction set forth in this letter and prior to such transfer the transferor thereof shall deliver to the Representatives the


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written acknowledgment of the transferee that it has
received such shares of Common Stock subject to such restrictions.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

                                     Very truly yours,



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                                     (Signature)


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                                     (Name  - Please Type)


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                                     (Address)

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                                     (Social Security or Taxpayer No.)